SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 1998

                        UNITED STATES FILTER CORPORATION
             (Exact name or registrant as specified in its charter)


     Delaware                        1-10728                     33-0266015
  (State or other               (Commission file              (I.R.S. Employer
  jurisdiction of                    number)                       ID No.)
  incorporation)


                    40-004 Cook Street
             Palm Desert, California 92111                      92211
        (Address of principal executive offices)             (zip code)

               Registrant's telephone number, including area code:
                                 (760) 340-0098

















                                Page 1 of 4 pages

                             Exhibit Index on page 4


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Item 5.     Other Events.

            On  November  3,  1998,   United  States  Filter   Corporation  (the
"Company") announced its earnings for the second quarter of its fiscal year ended September 30, 1998. A copy of the Company's November 3, 1998 press release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

      DESCRIPTION                         EXHIBIT NO.

      Press Release dated                 99.1
      November 3, 1998
































                                Page 2 of 4 pages

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               UNITED STATES FILTER CORPORATION
                                               (Registrant)


                                           BY: /s/ Damian C. Georgino
                                               ------------------------------
                                               Damian C. Georgino
                                               Executive Vice President,
                                               General Counsel and
                                               Corporate Secretary


                                           DATE:  November 9, 1998




























                                Page 3 of 4 pages

                                  EXHIBIT INDEX



Exhibit Number          Description                       Page No.
--------------          -------------------------         --------
99.1                    Press Release dated               5
                        November 3, 1998












































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